                                                                     Exhibit 4

                                Condor
  Number                        Technology                           Shares
                                Solutions, Inc.

                     CONDOR TECHNOLOGY SOLUTIONS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 206772 10 5
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that







is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                     OF THE PAR VALUE OF $0.01 PER SHARE OF

CONDOR TECHNOLOGY SOLUTIONS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, to all of which the holder, by acceptance hereof, assents.

      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:


  SEAL          /s/ J. Marshall Coleman           /s/ Kennard F. Hill
                ------------------------          --------------------------
                    Secretary                        Chief Executive Officer

Countersigned and Registered:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                 (New York, NY)         Transfer Agent
                                         and Registrar

     The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common       UNIF GIFT MIN ACT-_______ Custodian _______
TEN ENT - as tenants by the entireties                 (Cust)            (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as tenants       Act _________________________
          in common                                           (State)

    Additional abbreviations may also be used though not in the above list.

     For value received _________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
                                        ________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPESET NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                     FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                       WITHOUT ALTERATIONS OR ENLARGEMENT OR ANY
                                                                CHANGE WHATEVER.

Signature(s) Guaranteed:

___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


  AMERICAN BANK NOTE COMPANY              PRODUCTION COORDINATOR: LISA MARTIN
     680 BLAIR MILL ROAD                             210-830-2185
      HORSHAM, PA 19044                       PROOF OF NOVEMBER 8, 1997
       (215) 657-3480                              CONDOR TECHNOLOGY
                                                      H 53633bk
----------------------------------        --------------------------------------
SALES: J. NAPOLITANO: 212-557-9100            OPERTOR              ag
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 /NET/BANKNOTE/ZIP/Condor 53833                           NEW